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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 10, 2004


                       Manufactured Home Communities, Inc.
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             (Exact name of registrant as specified in its charter)


         Maryland                       1-11718                   36-3857664
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


Two North Riverside Plaza, Suite 800, Chicago, IL                    60606
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   (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (312) 279-1400


                                 Not applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 10, 2004, we completed the acquisition of an entity that owns 57 properties and approximately 3,000 acres of vacant land, for consideration of $160 million. In connection with this transaction we entered into a Lease Agreement with Thousand Trails Operations Holding Company, L.P. ("Lessee").

In addition, on November 10, 2004, in connection with the closing of this transaction, we entered into a Term Loan Agreement by and among MHC Operating Limited Partnership, as borrower, Manufactured Home Communities, Inc. and two of our other affiliates as guarantors, Wells Fargo Bank, N.A., Bank of America, N.A., Banc of America Securities L.L.C., and LaSalle Bank National Association, as lenders and various agents.

Further information on this transaction is provided in Item 2.01 and Item 2.03 and is incorporated by reference into this Item.

On November 10, 2004, we also entered into amendments of two existing credit agreements in order to conform certain financial and other covenants to those of the term loan and add in one of our affiliates as an additional guarantor, as follows:

     o a Fifth Amended and Restated Credit Agreement (Revolving Facility) by and among MHC Operating Limited Partnership, as borrower, Manufactured Home Communities, Inc. and two of our other affiliates as guarantors, and Wells Fargo Bank, N.A., Bank of America, N.A., and LaSalle Bank National Association, as lenders and various agents; and

     o a First Amended and Restated Loan Agreement by and among MHC Operating Limited Partnership, as borrower, Manufactured Home Communities, Inc. and two of our other affiliates as guarantors, and Wells Fargo Bank, N.A., as lender.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On August 3, 2004, we issued a press release (filed on a Current Report on Form 8-K on August 5, 2004) announcing that we had entered into an Agreement and Plan of Merger with KTTI Holding Company, Inc. ("KTTI"). On November 10, 2004, we completed the transaction by acquiring the stock of KTTI and entering into a leaseback transaction with Lessee. On that date, we issued a press release announcing the closing of the transaction. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this report.

At the time of the acquisition, the only assets owned by KTTI were 57 properties and approximately 3,000 acres of vacant land located in 16 states, primarily in the western and southern United States, and British Columbia, Canada. The consideration for the acquisition was $160 million. The merger agreement includes customary representations and warranties and covenants.

Prior to closing the acquisition, KTTI spun-off its operating business to Lessee, a newly-formed entity owned by Kohlberg & Company, L.L.C. ("Kohlberg"), a private merchant banking firm. Pursuant to the Lease Agreement referenced in
Item 1.01 above we leased the 57 properties (excluding the vacant land) to Lessee. Lessee is in the business of operating and managing (i) membership campgrounds, (ii) reciprocal use and affiliation programs for use of campgrounds and (iii) campgrounds for third parties. The lease provides for annual rental payments of $16 million, subject to annual increases of 3.25% and payable in regular monthly installments. In addition to rent, Lessee is responsible for taxes, insurance and maintenance costs associated with the leased properties (i.e., "a triple net lease"). The lease contains other customary provisions for a triple net lease. The initial term of the lease is 15 years, with an option for Lessee to extend the lease for two consecutive extension terms of 5 years each. At the end of the lease term, Lessee has the right to

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repurchase the 57 properties (excluding the vacant land) from us for the greater of (x) $160 million or (y) fair market value determined at the time of repurchase. If Lessee does not exercise its option, we have the option to purchase the operating business of Lessee for fair market value determined at the time of purchase. We also have a right of first offer if Lessee desires to sell its operating business during the lease term. In addition, upon an event of default and the expiration of any applicable notice and cure periods under the lease, we have the right at our election to (i) require Lessee to repurchase the 57 properties (excluding the vacant land) for $224 million plus accrued unpaid rent or (ii) purchase Lessee's operating business for 60% of fair market value (determined at the time of purchase) less accrued unpaid rent.

The terms of the transaction and consideration paid were the results of arm's-length negotiations with KTTI. There is no material relationship between us and KTTI or Kohlberg other than in respect of the transactions described herein.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On November 10, 2004, our affiliate MHC Operating Limited Partnership entered into the Term Loan Agreement referenced in Item 1.01 above, pursuant to which it borrowed $120 million, on an unsecured basis, at (i) a floating interest rate equal to the higher of the prime rate of interest established by the lender and the Federal Funds Rate announced by the Federal Reserve Bank of New York plus one-half percent or (ii) LIBOR plus (x) in the case of loans priced by reference to LIBOR, a margin ranging from 1.10% to 1.75%, and (y) in the case of loans priced by reference to the base rate, a margin ranging from 0.10% to 0.75%, in each case depending on the ratio of total liabilities to gross asset values of MHC Operating Limited Partnership and its subsidiaries. The loan will be due and payable on November 10, 2007, unless this initial maturity date is extended by the borrower for an additional two years upon satisfaction of certain conditions. The term loan agreement contains customary financial covenants, negative covenants and default provisions. If we do not comply with the various financial and other covenants and requirements under the term loan agreement, the lenders may, subject to various customary cure rights, require the immediate repayment of all outstanding amounts under the term loan agreement. Manufactured Home Communities, Inc. and two of our other affiliates have provided a guaranty under this term loan.

We applied the $120 million of proceeds from the term loan along with approximately $40 million drawn from the First Amended and Restated Loan Agreement referenced in Item 1.01 above to pay the consideration for the acquisition of the stock of KTTI.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of the business acquired.

At the time of our acquisition, the only assets owned by KTTI were the 57 properties that are being leased back to Lessee and approximately 3,000 acres of vacant land. The historical financial statements of KTTI will not be filed because they relate to the spun-off business which we did not acquire.

(b) Pro forma financial information.

We intend to file any required pro-forma financial information within 71 calendar days after the date that this Current Report on Form 8-K must be filed with the Securities and Exchange Commission.


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(c) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.   Description
-----------   -----------

1.1 Agreement and Plan of Merger by and among MHC T1000 Trust (f/k/a MHC Thousand Trails Trust), Thousand Trails Acquisition, Inc., KTTI Holding Company, Inc. and Thousand Trails Operations Holding Company, L.P., dated as of August 2, 2004.

1.2 Amendment No. 1 to Agreement and Plan of Merger by and among MHC T1000 Trust, Thousand Trails Acquisition, Inc., KTTI Holding Company, Inc. and Thousand Trails Operations Holding Company, L.P., dated as of September 30, 2004.

1.3 Amendment No. 2 to Agreement and Plan of Merger by and among MHC T1000 Trust, Thousand Trails Acquisition, Inc., KTTI Holding Company, Inc. and Thousand Trails Operations Holding Company, L.P., dated as of November 9, 2004.

1.4 Lease Agreement, dated as of November 10, 2004, by and between MHC TT Leasing Company, Inc. and Thousand Trails Operations Holding Company, L.P.

1.5 Term Loan Agreement, dated as of November 10, 2004, by and among MHC Operating Limited Partnership, as borrower, Manufactured Home Communities, Inc., as a guarantor, MHC Trust, as a guarantor, MHC T1000 Trust, as a guarantor, and the financial institutions party thereto, as lenders, Wells Fargo Bank, N.A., as administrative agent and a joint lead arranger, Bank of America, N.A., as syndication agent, Banc of America Securities L.L.C., as a joint lead arranger, and LaSalle Bank National Association, as documentation agent.

1.6 Fifth Amended and Restated Credit Agreement, dated as of November 10, 2004, by and among MHC Operating Limited Partnership, as borrower, Manufactured Home Communities, Inc., as a guarantor, MHC Trust, as a guarantor, MHC T1000 Trust, as a guarantor, and the financial institutions party thereto, as lenders, Wells Fargo Bank, N.A., as administrative agent, sole lead arranger, swingline lender and issuing lender, Bank of America, N.A., as syndication agent, and LaSalle Bank National Association, as documentation agent.

1.7 First Amended and Restated Loan Agreement, dated as of November 10, 2004, by and among MHC Operating Limited Partnership, as borrower, Manufactured Home Communities, Inc., as a guarantor, MHC Trust, as a guarantor, MHC T1000 Trust, as a guarantor, and Wells Fargo Bank, N.A., as lender.

99.1          Press Release dated November 10, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MANUFACTURED HOME COMMUNITIES, INC.

Date:  November 16, 2004                By: /s/ Michael B. Berman
                                            ---------------------------------
                                        Michael B. Berman
                                        Vice President, Treasurer and
                                        Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit No.   Exhibit
-----------   -------

1.1 Agreement and Plan of Merger by and among MHC T1000 Trust (f/k/a MHC Thousand Trails Trust), Thousand Trails Acquisition, Inc., KTTI Holding Company, Inc. and Thousand Trails Operations Holding Company, L.P., dated as of August 2, 2004.

1.2 Amendment No. 1 to Agreement and Plan of Merger by and among MHC T1000 Trust, Thousand Trails Acquisition, Inc., KTTI Holding Company, Inc. and Thousand Trails Operations Holding Company, L.P., dated as of September 30, 2004.

1.3 Amendment No. 2 to Agreement and Plan of Merger by and among MHC T1000 Trust, Thousand Trails Acquisition, Inc., KTTI Holding Company, Inc. and Thousand Trails Operations Holding Company, L.P., dated as of November 9, 2004.

1.4 Lease Agreement, dated as of November 10, 2004, by and between MHC TT Leasing Company, Inc. and Thousand Trails Operations Holding Company, L.P.

1.5 Term Loan Agreement, dated as of November 10, 2004, by and among MHC Operating Limited Partnership, as borrower, Manufactured Home Communities, Inc., as a guarantor, MHC Trust, as a guarantor, MHC T1000 Trust, as a guarantor, and the financial institutions party thereto, as lenders, Wells Fargo Bank, N.A., as administrative agent and a joint lead arranger, Bank of America, N.A., as syndication agent, Banc of America Securities L.L.C., as a joint lead arranger, and LaSalle Bank National Association, as documentation agent.

1.6 Fifth Amended and Restated Credit Agreement, dated as of November 10, 2004, by and among MHC Operating Limited Partnership, as borrower, Manufactured Home Communities, Inc., as a guarantor, MHC Trust, as a guarantor, MHC T1000 Trust, as a guarantor, and the financial institutions party thereto, as lenders, Wells Fargo Bank, N.A., as administrative agent, sole lead arranger, swingline lender and issuing lender, Bank of America, N.A., as syndication agent, and LaSalle Bank National Association, as documentation agent.

1.7 First Amended and Restated Loan Agreement, dated as of November 10, 2004, by and among MHC Operating Limited Partnership, as borrower, Manufactured Home Communities, Inc., as a guarantor, MHC Trust, as a guarantor, MHC T1000 Trust, as a guarantor, and Wells Fargo Bank, N.A., as lender.


99.1          Press Release dated November 10, 2004.